Exhibit 10.9
THIRD AMENDMENT TO CREDIT AGREEMENT
THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) made as of the 26th day of February, 2025, by and among MODIV OPERATING PARTNERSHIP, LP, a Delaware limited partnership (“Borrower”), MODIV INDUSTRIAL INC., a Maryland corporation (“REIT”), the parties executing below as Subsidiary Guarantors (the “Subsidiary Guarantors”; REIT and the Subsidiary Guarantors, collectively the “Guarantors”), KEYBANK NATIONAL ASSOCIATION (“KeyBank”), individually and as Agent for itself and the other Lenders from time to time a party to the Credit Agreement (as hereinafter defined) (KeyBank, in its capacity as Agent, is hereinafter referred to as “Agent”), and THE OTHER “LENDERS” WHICH ARE SIGNATORIES HERETO (KeyBank and such Lenders hereinafter referred to collectively as the “Lenders”).
W I T N E S S E T H:
WHEREAS, Borrower, Agent and the Lenders entered into that certain Credit Agreement dated as of January 18, 2022, as amended by that certain First Amendment to Credit Agreement and Guaranty (the “First Amendment”) dated as of October 21, 2022 among Borrower, the Guarantors party thereto, Agent and the Lenders, and that certain Second Amendment to Credit Agreement dated as of December 20, 2022 among Borrower, the Guarantors party thereto, Agent and the Lenders (collectively, the “Credit Agreement”); and
WHEREAS, the Guarantors executed and delivered that certain Unconditional Guaranty of Payment and Performance dated as of January 18, 2022 in favor of Agent and the Lenders, as amended by the First Amendment (collectively, the “Guaranty”), or became a party thereto pursuant to a Joinder Agreement; and
WHEREAS, Borrower has requested that the Agent and the Lenders make certain modifications to the terms of the Credit Agreement; and
WHEREAS, the Agent and the Lenders have agreed to make such modifications subject to the execution and delivery by Borrower and Guarantors of this Amendment.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto do hereby covenant and agree as follows:
1.Definitions. All the terms used herein which are not otherwise defined herein shall have the meanings set forth in the Credit Agreement.
2.Modification of the Credit Agreement. Borrower, the Lenders and Agent do hereby modify and amend the Credit Agreement as follows:
(a)By deleting in its entirety the definition of “Extension Request” appearing in §1.1 of the Credit Agreement;
(b)By deleting in its entirety the definition of “Revolving Credit Maturity Date” appearing in §1.1 of the Credit Agreement and inserting in lieu thereof the following new definition:
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(c)“Revolving Credit Maturity Date. January 18, 2027, or such earlier date on which the Loans shall become due and payable pursuant to the terms hereof.”;
(d)By deleting in its entirety in its entirety §2.12 of the Credit Agreement and inserting in lieu thereof the following: “§2.12 Intentionally Omitted.”;
(e)By deleting the words and figures “and §2.12” appearing in §7.4(m) of the Credit Agreement;
(f)By deleting in its entirety §8.7(a) of the Credit Agreement and inserting in lieu thereof the following new §8.7(a):
(g)“(a)    The Borrower shall not pay any Distribution to the partners, members or other owners of the Borrower, and REIT shall not pay any Distribution to its partners, members or other owners, to the extent that the aggregate amount of such Distribution paid, when added to the aggregate amount of all other Distributions paid in any period of four (4) consecutive calendar quarters, exceeds ninety-five percent (95.0%) of such Person’s Adjusted Funds from Operations for such period, provided, that, for purposes of calculating the foregoing covenant (X) all redemptions of Equity Interests of REIT occurring prior to the Closing Date, and (Y) repurchases of Preferred Securities of Borrower and/or the REIT occurring from and after February 26, 2025 to the extent such repurchases are funded by the proceeds of sales of common stock of the REIT during the trailing 12 months, shall each be excluded; provided, further, that the limitations contained in this §8.7(a) shall not preclude Distributions in an amount equal to the minimum distributions required under the Code to maintain the REIT Status of REIT, as evidenced by a certification of the principal financial or accounting officer of REIT containing calculations in detail reasonably satisfactory in form and substance to the Agent.”;
(h)By deleting the words and figures “(except as provided in §2.12)” each time they appear in §18.4 of the Credit Agreement; and
(i)By deleting the words and figures “(except as provided in §2.12)” each time they appear in §27 of the Credit Agreement.
3.Treatment of Fees Under Certain Interest Hedges. The Agent, Lenders, Borrower and Guarantors hereby acknowledge and agree that the initial fees paid by Borrower pursuant to Borrower’s Interest Hedges with Truist Bank and Bank of Montreal, each having an effective date of December 31, 2024 and a notional amount of $125,000,000.00, in the aggregate amount of $4,200,000.00, and related amortization which is included in the REIT’s interest expense under GAAP, shall be excluded from the determination of the financial covenant set forth in §9.3 (Consolidated EBITDA to Consolidated Fixed Charges).
4.References to Loan Documents. All references in the Loan Documents to the Credit Agreement shall be deemed a reference to the Credit Agreement as modified and amended herein.

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5.Consent and Acknowledgment of Borrower and Guarantors. By execution of this Amendment, the Guarantors hereby expressly consent to the modifications and amendments relating to the Credit Agreement as set forth herein and any other agreements or instruments executed in connection herewith, and Borrower and Guarantors hereby acknowledge, represent and agree that (a) the Credit Agreement, as modified and amended herein, and the other Loan Documents remain in full force and effect and constitute the valid and legally binding obligation of Borrower and Guarantors, as applicable, enforceable against such Persons in accordance with their respective terms, (b) that the Guaranty extends to and applies to the Credit Agreement and the other Loan Documents as modified and amended herein, and (c) that the execution and delivery of this Amendment and any other agreements or instruments executed in connection herewith does not constitute, and shall not be deemed to constitute, a release, waiver or satisfaction of Borrower’s or any Guarantor’s obligations under the Loan Documents.
6.Representations and Warranties. Borrower and Guarantors represent and warrant to Agent and the Lenders as follows:
(a)Authorization. The execution, delivery and performance of this Amendment and any other agreements or instruments executed in connection herewith and the transactions contemplated hereby and thereby (i) are within the authority of Borrower and Guarantors, (ii) have been duly authorized by all necessary proceedings on the part of the Borrower and Guarantors, (iii) do not and will not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which Borrower or any Guarantor is subject or any judgment, order, writ, injunction, license or permit applicable to Borrower or any Guarantor, (iv) do not and will not conflict with or constitute a default (whether with the passage of time or the giving of notice, or both) under any provision of the partnership agreement, operating agreement, articles of incorporation or other charter documents or bylaws of, or any agreement or other instrument binding upon, Borrower or any Guarantor or any of their respective properties, (v) do not and will not result in or require the imposition of any lien or other encumbrance on any of the properties, assets or rights of Borrower or any Guarantor and (vi) do not require the approval or consent of any Person other than those already obtained and delivered to the Agent.
(b)Enforceability. This Amendment and any other agreements or instruments executed in connection herewith to which Borrower or any Guarantor is a party are the valid and legally binding obligations of Borrower and Guarantors enforceable in accordance with the respective terms and provisions hereof, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors’ rights and the effect of general principles of equity.
(c)Approvals. The execution, delivery and performance of this Amendment and any other agreements or instruments executed in connection herewith and the transactions contemplated hereby and thereby do not require the approval or consent of, or any filing or registration with, or the giving of any notice to, any court, department, board, governmental agency or authority other than those already obtained, and filings after the date hereof of disclosures with the SEC.
(d)Reaffirmation of Representations and Warranties. Each of the representations and warranties made by or on behalf of the Borrower, the Guarantors or any of their respective Subsidiaries contained in the Credit Agreement, the other Loan Documents or in any document or instrument delivered pursuant to or in connection with the Credit Agreement or this Amendment is true and correct in all material respects as of the date hereof, with the same effect as if made at and as of the date hereof, except to the extent of changes resulting from transactions permitted by the Loan Documents (it being understood and agreed that, with respect to any representation or warranty which by its terms is made as of a specified date, such representation or warranty is reaffirmed hereby only as of such specified date). To the extent

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that any of the representations and warranties contained in the Credit Agreement, any other Loan Document or in any document or instrument delivered pursuant to or in connection with the Credit Agreement or this Amendment is qualified by “Material Adverse Effect” or any other materiality qualifier, then the qualifier “in all material respects” contained in this paragraph shall not apply with respect to any such representations and warranties.
7.No Default. By execution hereof, the Borrower and Guarantors certify that the Borrower and Guarantors are, and will be immediately after giving effect to the execution and delivery of this Amendment and the other Loan Documents executed in connection herewith, in compliance with all covenants under the Loan Documents, and that no Default or Event of Default has occurred and is continuing.
8.Waiver of Claims. Borrower and Guarantors acknowledge, represent and agree that none of such Persons has any defenses, setoffs, claims, counterclaims or causes of action of any kind or nature whatsoever arising on or before the date hereof with respect to the Loan Documents, the administration or funding of the Loan or the Letters of Credit or with respect to any acts or omissions of Agent or any Lender, or any past or present officers, agents or employees of Agent or any Lender, and each of such Persons does hereby expressly waive, release and relinquish any and all such defenses, setoffs, claims, counterclaims and causes of action arising on or before the date hereof, if any.
9.Ratification. Except as hereinabove set forth, all terms, covenants and provisions of the Credit Agreement remain unaltered and in full force and effect, and the parties hereto do hereby expressly ratify and confirm the Credit Agreement as modified and amended herein. Nothing in this Amendment or any other document delivered in connection herewith shall be deemed or construed to constitute, and there has not otherwise occurred, a novation, cancellation, satisfaction, release, extinguishment or substitution of the indebtedness evidenced by the Notes or the other obligations of Borrower and Guarantors under the Loan Documents.
10.Effective Date. This Amendment shall be deemed effective and in full force and effect (the “Effective Date”) upon confirmation by the Agent of the satisfaction of the following conditions:
(a)the execution and delivery of this Amendment by Borrower, Guarantors, Agent and the Lenders;
(b)receipt by Agent of evidence that the Borrower shall have paid all fees due and payable with respect to this Amendment, including, without limitation, an extension fee in respect of the Revolving Credit Maturity Date in an amount equal to fifteen (15) basis points on the Total Revolving Credit Commitment in effect as of the date of this Amendment, which fee shall be paid to the Agent for the pro rata accounts of the Revolving Credit Lenders in accordance with their respective Revolving Credit Commitments;
(c)receipt by Agent of a pro forma compliance certificate evidencing compliance with the covenants described in §9 of the Credit Agreement and the other covenants described in such Compliance Certificate, in each case, after giving effect to this Amendment, calculated in good faith based on the pro forma consolidated financial statements of REIT for the calendar quarter ended September 30, 2024;
(d)receipt by Agent of such other resolutions, certificates, documents, instruments and agreements as the Agent may reasonably request; and

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(e)The Borrower shall have paid the reasonable fees and expenses of Agent in connection with this Amendment.
11.Amendment as Loan Document. This Amendment shall constitute a Loan Document.
12.Counterparts. This Amendment may be executed in any number of counterparts which shall together constitute but one and the same agreement.
13.Electronic Signatures. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or as an attachment to an electronic mail message in .pdf, .jpeg, .TIFF or similar electronic format shall be effective as delivery of a manually executed counterpart of this Amendment for all purposes. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment and any other Loan Document to be signed in connection with this Amendment, the other Loan Documents and the transactions contemplated hereby and thereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any Applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that nothing herein shall require the Agent to accept electronic signatures in any form or format without its prior written consent. For the purposes hereof, “Electronic Signatures” means an electronic sound, symbol, or process attached to, or associated with, a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or record. Each of the parties hereto represents and warrants to the other parties hereto that it has the corporate capacity and authority to execute the Amendment through electronic means and there are no restrictions for doing so in that party’s constitutive documents. Without limiting the generality of the foregoing, the Borrower hereby (i) agrees that, for all purposes, including without limitation, in connection with any workout, restructuring, enforcement of remedies, bankruptcy proceedings or litigation among any of the Agent or the Lenders and any of the Borrower or Guarantors, electronic images of this Agreement or any other Loan Document (in each case, including with respect to any signature pages thereto) shall have the same legal effect, validity and enforceability as any paper original, and (ii) waives any argument, defense or right to contest the validity or enforceability of any Loan Document based solely on the lack of paper original copies of such Loan Document, including with respect to any signature pages thereto.
14.MISCELLANEOUS. THIS AMENDMENT SHALL, PURSUANT TO NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1401, BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective permitted successors, successors-in-title and assigns as provided in the Credit Agreement.
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IN WITNESS WHEREOF, the parties hereto, acting by and through their respective duly authorized officers and/or other representatives, have duly executed this Amendment under seal as of the day and year first above written.
BORROWER:

MODIV OPERATING PARTNERSHIP, LP, a Delaware limited partnership
By: Modiv Industrial, Inc. (f/k/a Modiv Inc.), a Maryland corporation, its general partner

By: /s/ RAYMOND J. PACINI
Name: Raymond J. Pacini
Title: Chief Financial Officer

(SEAL)

REIT:

MODIV INDUSTRIAL, INC. (f/k/a Modiv Inc.), a Maryland corporation

    By: /s/ RAYMOND J. PACINI
Name: Raymond J. Pacini
Title: Chief Financial Officer

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KeyBank/Modiv – Signature Page to Third Amendment to Credit Agreement

SUBSIDIARY GUARANTORS

RU L3 CARLSBAD, LLC;
RU ITW SKY PARK, LLC;
RU PMI SAN CARLOS, LLC;
MDV TROPHY CARSON CA LLC; and
RU SUTTER RANCHO CORDOVA, LLC,
each a California limited liability company

By:    MODIV OPERATING PARTNERSHIP, LP, a Delaware limited partnership, its sole member

By: MODIV INDUSTRIAL, INC. (f/k/a Modiv Inc.), a Maryland corporation, its general partner

By: /s/ RAYMOND J. PACINI
Name: Raymond J. Pacini
Title: Chief Financial Officer

MDV 1031, LLC,
an Ohio limited liability company

By:    MODIV OPERATING PARTNERSHIP, LP, a Delaware limited partnership, its sole member

By: MODIV INDUSTRIAL, INC. (f/k/a Modiv Inc.), a Maryland corporation, its general partner

By: /s/ RAYMOND J. PACINI
Name: Raymond J. Pacini
Title: Chief Financial Officer

KeyBank/Modiv – Signature Page to Third Amendment to Credit Agreement

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SUBSIDIARY GUARANTORS

MODIV ARROW ARCHBOLD OH LLC;
RU FAIRVIEW DRIVE DEKALB IL, LLC;
RU 6877-6971 WEST FRYE ROAD CHANDLER AZ, LLC;
RU 8825 STATESVILLE ROAD CHARLOTTE NC, LLC;
RU NG MELBOURNE FL, LLC;
RU NG PARCEL MELBOURNE FL, LLC;
MDV LINPRE 8, LLC;
MDV TRINITY 4, LLC;
MDV UPSTATE NY, LLC;
MDV STEALTH MN, LLC;
MDV ROSCOE IL, LLC;
MDV READING PA, LLC;
MDV LANSING MI, LLC;
MDV SJE MN AND OH, LLC;
MDV ALLEYTON TX, LLC;
MDV ANDREWS SC, LLC; and
MDV PIQUA, LLC,
each a Nevada limited liability company

By:    MODIV OPERATING PARTNERSHIP, LP, a Delaware limited partnership, its sole member

By: MODIV INDUSTRIAL, INC. (f/k/a Modiv Inc.), a Maryland corporation, its general partner

By: /s/ RAYMOND J. PACINI
Name: Raymond J. Pacini
Title: Chief Financial Officer

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KeyBank/Modiv – Signature Page to Third Amendment to Credit Agreement

KeyBank/Modiv – Signature Page to Third Amendment to Credit Agreement

AGENT AND LENDERS KEYBANK NATIONAL ASSOCIATION, individually as a Lender and as the Agent By: /s/ THOMAS Z. SCHIMITT Name: Thomas Z. Schmitt Title: Vice President (SEAL)
BMO BANK N.A., as a Lender By: /s/ ASHLEY BAKE Name: Ashley Bake Title: Managing Director (SEAL)
TRUIST BANK, as a Lender By: /s/ TRUDY WILSON Name: Trudy Wilson Title: Director (SEAL)
THE HUNTINGTON NATIONAL BANK, as a Lender By: /s/ JOE WHITE Name: Joe White Title: Senior Vice President (SEAL)

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KeyBank/Modiv – Signature Page to Third Amendment to Credit Agreement

SYNOVUS BANK, as a Lender By: /s/ TEJAS PATEL Name: Tejas Patel Title: Senior Director (SEAL)
S&T BANK, as a Lender By: /s/ SEAN APICELLA Name: Sean Apicella Title: Senior Vice President, Market Executive (SEAL)
FIRST FINANCIAL BANK, as a Lender By: /s/ JOHN WILGUS Name: John Wilgus Title: Senior Vice President (SEAL)

KeyBank/Modiv – Signature Page to Third Amendment to Credit Agreement